UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Market Street, 4th Floor
Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	ETM	New York Stock Exchange
Series A Junior Participating Convertible Preferred Stock, par value $0.01 per share
Series B Junior Participating Convertible Preferred Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment to Bylaws

On May 5, 2020, the Board of Directors (the “Board”) of Entercom Communications Corp. (the “Company”), at the recommendation of the Company’s Nominating/Corporate Governance Committee approved and adopted an amendment to the Bylaws of the Company (the “Bylaws”). The amendment to Section 5.02 of the Bylaws provides for a “Plurality Plus” voting standard with respect to uncontested elections of directors.

Each person who is nominated to stand for election as a director shall, as a condition to such nomination, tender an irrevocable resignation in advance of the meeting for the election of directors.

In an uncontested election:

- If any nominee who is not an incumbent director does not receive a majority of the votes cast (excluding broker non-vote and abstentions), then the resignation of such nominee will be automatically accepted.

- If any nominee who is an incumbent director does not receive a majority of the votes cast (excluding broker non-vote and abstentions), then the Nominating / Corporate Governance Committee will make a recommendation to the Board of Directors. The Board of Directors will consider the Committee’s recommendation and publicly disclose the Board of Directors’ decision and the basis for that decision within 90 days from the date of the certification of the final election results. The subject director(s) will not participate in the decision.

The amendment to the Bylaws is filed as Exhibit 3.1 to this Current Report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    On May 5, 2020, the Company held its Annual Meeting of Shareholders.

(b)    The following matters were voted on at the Company’s Annual Meeting of Shareholders:

(i)	the election of three Directors, each in Board Class III, for a three year term expiring at the 2023 annual meeting of shareholders or until each such Director’s successor is duly elected and qualified;

(ii)	an advisory vote on executive compensation; and

(iii)	the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2020.

At the Company’s Annual Meeting of Shareholders:

(I)	the Shareholders elected David J. Field, Joseph M. Field and David J. Berkman each for a three year term expiring at the 2023 Annual Meeting of Shareholders or until each such Director’s successor is duly elected and qualified;

(II)	the Shareholders approved the following resolution regarding the advisory vote on executive compensation:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED;”

(III)	the Shareholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2020.

The voting results were as follows:

(A)	Election of three Directors in Board Class III:

Nominee	For	Withheld	Broker Non-Votes
David Field	117,300,895	20,884,460	18,475,168
Joe Field	101,929,077	36,256,278	18,475,168
David Berkman	113,957,190	24,228,165	18,475,168

(B)	Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
129,428,529	8,350,031	406,795	18,475,168

(C)	Ratification of The Selection of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
155,151,847	821,467	687,209	—

Item 9.01.	Exhibits

(c)    Exhibits

The following exhibits are provided as part of this Current Report on Form 8-K:

Exhibit No.	Title

3.1	Entercom Communications Corp. Amendment to Bylaws (1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President and Secretary

Dated: May 7, 2020